UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2006

XENOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32239	77-0412269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue, Alameda, California

94501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 291-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On July 13, 2006, Caliper Life Sciences, Inc. and Xenogen Corporation issued a joint press release announcing (i) the date of the Caliper and Xenogen stockholder meetings relating to their pending merger, (ii) certain matters relating to these meetings and the pending merger, (iii) certain matters relating to Caliper’s business and Xenogen’s business, (iv) a July 13, 2006 conference call to discuss the pending merger and (v) certain other information. The press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference. A copy of the transcript of the above-described conference call is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 8.01.	Other Events.

The information set forth under Item 2.02, “Results of Operations and Financial Condition,” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 13, 2006.

99.2*	Transcript from July 13, 2006 conference call.

*	Incorporated by reference to Xenogen’s Schedule 14A filed with the Securities and Exchange Commission on July 14, 2006 pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOGEN CORPORATION

Date: July 14, 2006	By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr.
Senior Vice President, Finance and Operations,
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 13, 2006.

99.2*	Transcript from July 13, 2006 conference call.

*	Incorporated by reference to Xenogen’s Schedule 14A filed with the Securities and Exchange Commission on July 14, 2006 pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended.